Exhibit 99.3

January 29, 2010 Horizon Lines, Inc. Fourth Quarter 2009 Earnings Release & 2010 Outlook

Agenda -2- FOURTH QUARTER 2009 EARNINGS RELEASE Introduction and Overview Chuck Raymond - Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Liner Review John Keenan - President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor - President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara - Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. 2010 OUTLOOK Economic and Industry Outlook Chuck Raymond - Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Liner Outlook John Keenan - President & Chief Operating Officer, Horizon Lines, LLC Logistics Outlook Brian Taylor - President & Chief Operating Officer, Horizon Logistics, LLC Financial Outlook Mike Avara - Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. QUESTIONS AND ANSWERS

-3- Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements": The information contained in this presentation should be read in conjunction with our filings made with the Securities and Exchange Commission. This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward- looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "target," "projects," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this presentation might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled "Risk Factors" in our Form 10-K to be filed with the SEC on or about February 4, 2010, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences. Use of Non-GAAP Measures Horizon Lines reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). The company also believes that the presentation of certain non-GAAP measures, i.e., results excluding certain costs and expenses, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance without the impact of significant special items, and thereby enhances the user's overall understanding of the company's current financial performance relative to past performance and provides a better baseline for modeling future earnings expectations. Non-GAAP measures are reconciled in the financial tables accompanying this news release. The company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the company's reported GAAP results. Forward-Looking Statements & Use of Non-GAAP Measures

Fourth Quarter 2009 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Introduction And Overview

Performed well Focused intensely on customer service and cost management Improved EBITDA and cash flow Rate, net of fuel, held steady Logistics results improved Completed the year with Stable financial position $28 million less in funded debt than year ago Reduced debt Fourth-Quarter Highlights -5-

Fourth Quarter 2009 Earnings Release John Keenan President and Chief Operating Officer Horizon Lines, LLC Liner Review -6-

Volume Update - Fourth Quarter -7- 4.2% Fourth-quarter 4.2% volume decline is smallest year-over-year decrease since third quarter 2008 Tradelane economies remained weak Rate of decline continued to improve in all three tradelanes

Unit Revenue Update - Fourth Quarter Total unit revenue declined across all tradelanes due to continued weak economies and lower fuel surcharges Revenue per container, net of fuel, was flat Focus on refrigerated and other higher-value cargo mix partially offset rate pressures 2.5% Net of Fuel 0.2% Total -8- Unit Revenue Per Container

Vessel Performance - Fourth Quarter 4.0% 5.0% 0.2% Vessel availability remained well above 99% despite weather-related slowdowns On-time arrivals fell due to significant weather-related delays in Hawaii/Guam and Alaska Vessel utilization decline reflects continued soft volumes in each tradelane -9-

Fourth Quarter 2009 Earnings Release Brian Taylor President and Chief Operating Officer Horizon Logistics, LLC Logistics Review

Logistics Fourth-Quarter Review Financial performance pressured by weak economy and soft trans- Pacific and domestic business conditions Maintained strategy of expanding the business through organic growth in targeted areas Key segments of the business gained traction International Non-Vessel Operating Common Carrier (NVOCC) Domestic Less-Than-Truckload (LTL) Effectively integrated multiple offerings for major customers -11- Top 20 Accounts At Year End Top 20 Accounts At Year End 35% Using 4 or more services 45% Using 3 services 20% Using 2 services 100% Total (All customers using at least 2 services)

Logistics Lines of Business Review -12- Non-Vessel Operating Common Carrier Launched in December 2008 2,000 containers moved in 2009 30 new NVOCC accounts in fourth quarter Successfully managed tight capacity in certain Asian ports Freight Brokerage Growing rapidly Domestic LTL initiative becoming integrated into the Horizon customer base 330 active customers at year end Q4 shipments at 7,899, up 182% from Q3 and more than 14 times Q2 volume of 526 LTL rating software introduced Adds to existing suite of web-based logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools logistics tools

Fourth Quarter 2009 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review

Operating Revenue -14- ($ in Millions) 4.8% 11.2%

Operating Revenue Change Fourth Quarter 2009 Fiscal Year 2009 Volume Shortfall $ (9.3) $ (60.5) Fuel Surcharges (7.8) (79.2) Other / Non-Transportation Revenue (1.7) (19.6) Horizon Logistics 3.6 1.3 Rate / Mix Improvement 0.2 12.2 Total Revenue Change $ (15.0) $ (145.8) -15- ($ in Millions)

Adjusted Operating Income and EBITDA(1) -16- ($ in Millions) 50.5% (1) See reconciliation of Operating Income to Adjusted Operating Income and Net Income to Adjusted EBITDA on pages 44 and 49, respectively. Fourth Quarter 14.2%

Adjusted Net Income and Diluted EPS(1,2) -17- ($ in Millions, except per share) Fourth Quarter 200.0% 208.3% Adjusted Diluted EPS Adjusted Net Income (1) See reconciliation of Net Income to Adjusted Net Income and Net Income Per Diluted Share to Adjusted Net Income per Diluted Share on page 47 and 48, respectively. (2) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 52.

Full-Year Financial Highlights (1, 2 ) -18- (1) See reconciliation tables for Adjusted Operating Income, EBITDA, Net Income and Diluted EPS on pages 44,49, 47 and 48, respectively. (2) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 52. ($ in Millions, except per share) 42.7% Adjusted Net Income Adjusted Diluted EPS Adjusted Operating Income Adjusted EBITDA 42.5% 19.2% 13.3%

Segment Results (1) Liner Logistics Consolidated Revenue $ 285.8 $ 13.7 $ 299.7 Adjusted EBITDA $ 29.4 $ (1.2) $ 28.2 ($ in Millions) 2009 Fourth Quarter Liner Logistics Consolidated Revenue $ 1,120.8 $ 37.7 $ 1,158.5 Adjusted EBITDA $ 120.4 $ (7.7) $ 112.7 2009 Fiscal Year -19- (1) Intercompany transactions have been eliminated

Free Cash Flow -20- ($ in Millions)

Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) Corporate Liquidity Cash Balance $ 6.4 Effective Revolver Availability 98.4 Total Liquidity $ 104.8 Credit Facility Compliance Q4 LTM 2009 Covenant Interest Coverage Ratio 4.16 >3.50 Senior Secured Leverage Ratio 1.87 <2.75 Debt Structure GAAP Amount Funded Amount Rate Formula Interest Rate Maturity Revolver $ 100.0 $ 100.0 LIBOR+3.25% *3.74% (1) 08/08/12 Term Loan 112.5 112.5 3.02%+3.25% 6.27% (1) 08/08/12 Total Senior Debt 212.5 212.5 Convertible Notes 302.4 330.0 4.25% 08/15/12 Total Long-Term Debt $ 514.9 $ 542.5 *4.57% *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date -21- December 20, 2009

Fourth-quarter performance achieved despite economic challenges that continued to pressure volumes Steady rates, net of fuel Improved EBITDA Cash flow deployed to reduce debt Made voluntary debt payments of $36.5 million in fourth quarter Ended year with $28.0 million in less funded debt than year ago Summary -22-

2010 Outlook Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Economic and Industry Outlook

2010 Outlook Conditions remain very challenging Economic weakness continues Rising fuel prices Increased contractual labor costs and benefits assessments Outlook is cautiously optimistic Expect slow, uneven economic recovery Modest volume improvement possible as markets show signs of stabilization Potential for indirect benefits from federal economic stimulus package Horizon Lines remains well positioned Demonstrated success in cost management Liquidity, debt structure and credit facility compliance remain a primary focus Recession resistant business aligned with strong customers -24-

2010 Liner Outlook John Keenan President and Chief Operating Officer Horizon Lines, LLC

Economic outlook remains cautious, but stable Flat economy seen extending through 2010 Permanent Fund Dividend estimated to be unchanged from 2009 Personal income, employment, population growth, tourism all seen flat to down slightly Retail expansion has slowed Government spending remains strong for military and infrastructure projects Horizon Lines focused on customer alignment, mix, rate and expense management Alaska 2010 Economic Outlook -26- *Estimates **Driven largely by oil prices Sources: Energy Information Administration; Alaska Department of Labor; Northern Economics, news reports Period GSP** Average Oil Price Permanent Fund Dividend Unemployment Rate (Current) Real Personal Income Private Construction Spending 2010 Outlook 6.1% $80 Unchanged 8.7% Flat Flat 2009 Estimate (26.4)* $62 $1,305 8.2% (5.0)%* (10-11)%*

Hawaii/Guam 2010 Economic Outlook

HAWAII

Period	GSP	Visitor Arrivals/Spending	Unemployment Rate (Average)	Real Personal Income	Construction Spending
2010 Outlook	0.8%	3.7% / 0.0%	7.3%	(0.3)%	(16.4)%
2009 Estimate	(1.1)%	(4.2%) / (12.6)%	7.0%	(0.2)%	(20.5)%

- Weak economic growth expected in 2010
  - Led by mild rebound in tourism
    - Bottoming of construction cycle seen late in year
    - Military presence remains stable
- Risks to recovery remain
  - Fallout from state and local government fiscal woes
  - Potential that global recovery will stall

GUAM

- Massive infrastructure rebuilding expected to begin late in the year ahead of military buildup
- Horizon Lines intensely focused on customer alignment and ongoing cost management

Sources: University of Hawaii Economic Research Organization, Hawaii Department of Business, Economic Development & Tourism

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HORIZON LINES, INC
HRZ LISTED NYSE

Puerto Rico 2010 Economic Outlook

Period*	GNP	Unemployment Rate (Peak)**	Inflation (CPI)	Economic Stimulus Spending
7/1/09 – 6/30/10 Outlook	0.7% - (1.5)%	17.1 – 18.7%	7.5%	$4.9B
7/1/08 – 6/30/09 Estimate	(5.5)%	15.4%	7.5%	$2.8B

- Economy in fourth year of contraction, as bottoming phase continues
  - Layoff of 25,000 public workers in late 2009 could drive unemployment rate to 19% in 2010
  - Government trying to use federal stimulus funding to offset public worker layoffs and reduced spending in order to maintain investment grade credit rating
    - Potential for modest economic growth by end of fiscal year
  - Economic stimulus package is funding local capital improvements
    - Funds flowing directly to workers and into construction projects
- Horizon Lines focused on cost-efficient customer service
  - Rates expected to remain under pressure
  - Continued focus on cost management and schedule integrity

*Fiscal year is July-June. Sources: Puerto Rico Planning Board; Government Development Bank; Inteligencia Economica ; News reports
** Expected peak in unemployment rate in months after November 2009 public worker layoffs

-28-

HORIZON LINES, INC

HRZ LISTED NYSE

American Recovery and Reinvestment Act (ARRA) having mixed impact ARRA funding expected to accelerate in 2010 and extend into 2011 Puerto Rico expecting $6.1 billion in funding Approximately $2.8 billion already being put to work funding construction projects and direct payments to workers Alaska to receive $1.2 billion between 2009-2011 $264 million earmarked for highways, bridges, airports and transit projects Hawaii funding at $880 million, with $150 million received Guam funding at $221 million, with $18 million received - Guam expected to benefit from additional $800 million in government infrastructure spending approved for 2010 Economic Stimulus 2010 Outlook -29-

2010 Capital Expenditures ($ in Millions) Capital Spending Summary Capital Spending Summary Capital Spending Summary Capital Spending Summary 2010 Plan 2009 Actual Vessel Modification and Life Extension $ 5.2 $ 1.9 Contractual Container Lease Buy-Out 4.2 - Terminal Infrastructure and Equipment 3.5 1.9 Information Technology 2.5 1.1 Anchorage Cranes 2.4 2.5 San Juan Terminal Redevelopment 1.5 2.1 Guam Cranes - 3.2 Subtotal 19.3 12.7 Capitalized Interest - Anchorage Cranes 0.7 0.4 Total $ 20.0 $ 13.1 -30-

2010 Dry-Dock Projections Year Number Expense(1) Cash 2007 9 $ 17.5 $ 21.4 2008 2 $ 17.2 $ 13.9 2009 8(2) $ 13.7 $ 14.7 2010 10(3) $ 15.9 $ 24.9 Dry-Dock Expenditures Expenditures amortized over 2 1/2 years Includes 2 Underwater Inspections in Lieu of Dry-docking on D8 Vessels Includes 3 Underwater Inspections in Lieu of Dry-docking on D8 Vessels ($ in Millions) -31-

2010 Logistics Outlook Brian Taylor President And Chief Operating Officer Horizon Logistics, LLC

Logistics 2010 Outlook Logistics remains key part of long-term growth strategy Focus on continued integration of all Logistics service offerings Offer an integrated set of services that leverage multiple services in the Horizon Logistics family, including international NVO, LTL, air freight, warehousing and drayage Build on 2009 momentum in NVO and LTL Leverage success in helping shippers manage capacity constraints in certain Asian ports Continue aggressive LTL growth Leverage Liner connections and maintain flexibility -33-

2010 Financial Outlook Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc.

Economic outlook remains too uncertain to provide specific financial guidance for 2010 Tradelane economies showing some potential for mild recovery, but significant risks remain Higher fuel prices present headwinds, especially in first half 2010 Financial Outlook -35-

2010 Major Financial Assumptions 2010 Outlook 2009 Actual Volume, Rate & Fuel Volume 0.1% (6.8%) Rate, Net of Fuel 1.3% 1.6% Bunker Fuel Price per Ton $ 475 - 500 $ 343 Cash Flow Drivers Dry-dock Payments $ 24.9 $ 14.7 Capital Expenditures $ 20.0 $ 13.1 Puerto Rico Class-Action Settlement Funding $ 15.0 $ 5.0 -36- ($ in Millions, Except Bunker Fuel Price Per Ton)

2010 Quarterly Considerations -37- Like 2009, first and second quarters expected to show weak comparables Rate, net of fuel expected to be slightly lower in Q1 Higher fuel prices relative to last year will negatively impact fuel recovery Vessel dry-dock costs expected to increase in each quarter due to higher number of dry dockings required

Horizon Lines is well-positioned for another challenging year Intensely focused on cost management and selective growth opportunities Recession resistant - serve the basic needs of our tradelanes Operating leverage is significant even in a mild recovery Operating from a stable financial platform Adequate liquidity and cash flow Relatively low combined interest rate of 4.57% No recapitalization needs until 2012 2010 Financial Outlook Summary -38-

Fourth Quarter Earnings Release and 2010 Outlook Questions & Answers

Financial Appendix

Income Statement Summary - Fourth Quarter Actual Actual Actual Adjusted Adjusted Adjusted Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 (1) Quarter Ended Dec 20, 2009 (2) Quarter Ended Dec 21, 2008 (2) Operating Revenue $ 299.7 $ 314.7 $ 299.7 $ 314.7 Operating Expense 287.8 337.8 285.7 305.4 Operating Income (Loss) 11.9 (23.1) 14.0 9.3 Other Expense 10.4 9.8 10.4 9.8 Pretax Income (Loss) 1.5 (32.9) 3.6 (0.5) Income Tax Expense (Benefit) 0.2 (12.6) (0.1) (1.7) Net Income (Loss) $ 1.3 $ (20.3) $ 3.7 $ 1.2 Earnings (Loss) Per Share - Basic $ 0.04 $ (0.67) $ 0.12 $ 0.04 Earnings (Loss) Per Share - Diluted $ 0.04 $ (0.67) $ 0.12 $ 0.04 Shares Outstanding - Basic 30,484,144 30,337,954 30,484,144 30,337,954 Shares Outstanding - Diluted 30,941,861 30,337,954 30,941,861 30,337,954 EBITDA $ 26.1 $ (7.7) $ 28.2 $ 24.7 Operating Ratio 96.0% 107.3% 95.3% 97.0% -41- ($ in Millions, Except per Share Amounts) 2008 results are adjusted for retrospective application of changes in accounting. See page 52 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of items as noted on pages 43, 44, 45, 46, 47, 48 and 49.

Income Statement Summary - Fiscal Year Actual Actual Actual Adjusted Adjusted Adjusted Year Ended Dec 20, 2009 Year Ended Dec 21, 2008(1) Year Ended Dec 20, 2009(2) Year Ended Dec 21, 2008(1,2) Operating Revenue $ 1,158.5 $ 1,304.3 $ 1,158.5 $ 1,304.3 Operating Expense 1,139.7 1,277.3 1,104.3 1,237.2 Operating Income 18.8 27.0 54.2 67.1 Other Expense 39.7 41.3 39.7 41.3 Pretax (Loss) Income (20.9) (14.3) 14.5 25.8 Income Tax Expense (Benefit) 10.4 (11.7) -- 0.6 Net Income $ (31.3) $ (2.6) $ 14.5 $ 25.2 Earnings Per Share - Basic $ (1.03) $ (0.09) $ 0.47 $ 0.82 Earnings Per Share - Diluted $ (1.03) $ (0.09) $ 0.47 $ 0.82 Shares Outstanding - Basic 30,450,975 30,278,573 30,450,975 30,278,573 Shares Outstanding - Diluted 30,450,975 30,278,573 30,796,994 30,523,182 EBITDA $ 77.3 $ 89.9 $ 112.7 $ 130.0 Operating Ratio 98.4% 97.9% 95.3% 94.9% -42- ($ in Millions, Except per Share Amounts) 2008 results are adjusted for retrospective application of changes in accounting. See page 52 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of items as noted on pages 43, 44, 45, 46, 47, 48 and 49.

Adjusted Operating Expense Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Operating Expense $ 287.8 $ 337.8 $ 1,139.7 $ 1,277.3 Adjustments: Legal Settlement -- -- (20.0) -- Antitrust Legal Expenses (1.8) (3.8) (12.2) (10.7) Impairment Charge -- (25.4) (1.9) (25.4) Restructuring Charge -- (3.2) (1.0) (3.2) Union Severance (0.3) -- (0.3) (0.8) Total Adjustments (2.1) (32.4) (35.4) (40.1) Adjusted Operating Expense $ 285.7 $ 305.4 $ 1,104.3 $ 1,237.2 -43- ($ in Millions)

Adjusted Operating Income Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Operating Income (Loss) $ 11.9 $ (23.1) $ 18.8 $ 27.0 Adjustments: Legal Settlement -- -- 20.0 -- Antitrust Legal Expenses 1.8 3.8 12.2 10.7 Impairment Charge -- 25.4 1.9 25.4 Restructuring Charge -- 3.2 1.0 3.2 Union Severance 0.3 -- 0.3 0.8 Total Adjustments 2.1 32.4 35.4 40.1 Adjusted Operating Income $ 14.0 $ 9.3 $ 54.2 $ 67.1 -44- ($ in Millions)

Adjusted Pre-Tax Income Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Pre-Tax Income (Loss) $ 1.5 $ (32.9) $ (20.9) $ (14.3) Adjustments: Legal Settlement -- -- 20.0 -- Antitrust Legal Expenses 1.8 3.8 12.2 10.7 Impairment Charge -- 25.4 1.9 25.4 Restructuring Charge -- 3.2 1.0 3.2 Union Severance 0.3 -- 0.3 0.8 Total Adjustments 2.1 32.4 35.4 40.1 Adjusted Pre-Tax Income (Loss) $ 3.6 $ (0.5) $ 14.5 $ 25.8 -45- ($ in Millions)

Adjusted Tax Expense (Benefit) Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Tax Expense (Benefit) $ 0.2 $ (12.6) $ 10.4 $ (11.7) Adjustments: Tax Adjustments (0.3) 10.9 0.1 12.3 Tax Valuation Allowance -- -- (10.5) -- Total Adjustments (0.3) 10.9 (10.4) 12.3 Adjusted Tax (Benefit) Expense $ (0.1) $ 1.7 $ -- $ 0.6 -46- ($ in Millions)

Adjusted Net Income Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Net Income (Loss) (1) $ 1.3 $ (20.3) $ (31.3) $ (2.6) Adjustments: Legal Settlement -- -- 20.0 -- Antitrust Legal Expenses 1.8 3.8 12.2 10.7 Impairment Charge -- 25.4 1.9 25.4 Restructuring Charge -- 3.2 1.0 3.2 Union Severance 0.3 -- 0.3 0.8 Tax Adjustments 0.3 (10.9) (0.1) (12.3) Tax Valuation Allowance -- -- 10.5 -- Total Adjustments 2.4 21.5 45.8 27.8 Adjusted Net Income $ 3.7 $ 1.2 $ 14.5 $ 25.2 -47- ($ in Millions) (1) 2008 results are adjusted for retrospective application of changes in accounting for convertible notes.

Adjusted Net Income Per Diluted Share Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Net Income (Loss) Per Diluted Share(1) $ 0.04 $ (0.67) $ (1.03) $ (0.09) Adjustments Per Share: Legal Settlement -- -- 0.66 -- Antitrust Legal Expenses 0.06 0.13 0.40 0.35 Impairment Charge -- 0.84 0.06 0.84 Restructuring Charge -- 0.11 0.03 0.11 Union Severance 0.01 -- 0.01 0.03 Tax Adjustments 0.01 (0.37) -- (0.42) Tax Valuation Allowance -- -- 0.34 -- Total Adjustments Per Share 0.08 0.71 1.50 0.91 Adjusted Net Income Per Diluted Share $ 0.12 $ 0.04 $ 0.47 $ 0.82 ($ in Millions) -48- (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 52.

EBITDA and Adjusted EBITDA Reconciliation Quarter Ended Dec 20, 2009 Quarter Ended Dec 21, 2008 Year Ended Dec 20, 2009 Year Ended Dec 21, 2008 Net Income (Loss) (1) $ 1.3 $ (20.3) $ (31.3) $ (2.6) Interest Expense, Net 10.4 9.9 39.7 41.4 Tax Expense (Benefit) 0.2 (12.6) 10.3 (11.7) Depreciation and Amortization 14.2 15.3 58.6 62.8 EBITDA 26.1 (7.7) 77.3 89.9 Legal Settlement -- -- 20.0 -- Antitrust Legal Expenses 1.8 3.8 12.2 10.7 Impairment Charge -- 25.4 1.9 25.4 Restructuring Charge -- 3.2 1.0 3.2 Union Severance 0.3 -- 0.3 0.8 Adjusted EBITDA $ 28.2 $ 24.7 $ 112.7 $ 130.0 -49- ($ in Millions) Note: EBITDA is defined as net income (loss) plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. (1) 2008 results are adjusted for retrospective application of changes in accounting for convertible notes.

EBITDA and Adjusted EBITDA Segment Reconciliation - Fourth Quarter Fiscal Fourth Quarter 2009 Fiscal Fourth Quarter 2009 Fiscal Fourth Quarter 2009 Fiscal Fourth Quarter 2009 Fiscal Fourth Quarter 2009 Fiscal Fourth Quarter 2009 Liner Logistics Consolidated Operating Income (Loss) $ 13.3 $ (1.4) $ 11.9 Depreciation and Amortization 11.2 0.2 11.4 Amortization of Vessel Dry-docking 2.8 -- 2.8 EBITDA 27.3 (1.2) 26.1 Antitrust Related Legal Expenses 1.8 -- 1.8 Union Severance 0.3 -- 0.3 Adjusted EBITDA $ 29.4 $ (1.2) $ 28.2 -50- ($ in Millions)

EBITDA and Adjusted EBITDA Segment Reconciliation - Full Year Fiscal Year 2009 Fiscal Year 2009 Fiscal Year 2009 Fiscal Year 2009 Fiscal Year 2009 Fiscal Year 2009 Liner Logistics Consolidated Operating Income (Loss) $ 27.3 $ (8.5) $ 18.8 Depreciation and Amortization 44.2 0.6 44.8 Amortization of Vessel Dry-docking 13.7 -- 13.7 EBITDA 85.2 (7.9) 77.3 Legal Settlement -- -- 20.0 Antitrust Legal Expenses 12.2 -- 12.2 Impairment Charge 1.9 -- 1.9 Restructuring Charge 0.8 0.2 1.0 Union Severance 0.3 -- 0.3 Adjusted EBITDA $ 120.4 $ (7.7) $ 112.7 ($ in Millions) -51-

Changes In Accounting Additional non-cash interest expense with adoption of FSP APB 14-1 and impact of change in accounting for share based payment awards ($) * See Adjusted Net Income and Adjusted Net Income Per Diluted Share reconciliations on pages 47 and 48. 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact Q1 Q2 Q3 Q4 Year As reported 2008 Adjusted* Net Income Per Diluted Share $ 0.07 $ 0.33 $ 0.53 $ 0.09 $ 1.02 Impact of Change in Accounting for Convertible Notes and Participating Securities (0.05) (0.05) (0.05) (0.05) (0.20) 2008 Adjusted Net Income Per Diluted Share, After Retrospective Application $ 0.02 $ 0.28 $ 0.48 $ 0.04 $ 0.82 2009 Adjustments to Net Income Per Share $ (0.05) $ (0.05) $ (0.05) $ (0.06) $ (0.21) -52-